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                                                            Exhibit 24

                              POWER OF ATTORNEY

     We, the undersigned directors and officers of ENTERBANK HOLDINGS, INC. (the "Company"), do hereby constitute and appoint Fred H. Eller and Joseph D. Garea, or either of them, our true and lawful attorneys and agents to sign a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission, and to do any and all acts and things to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or any one of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with such Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names and in the capacities indicated below, any and all amendments (including post-effective amendments) hereto;
and we do hereby ratify and confirm all that the said attorneys and agents, or either of them, shall do or cause to be done by virtue of this power of attorney.

     Executed below by the following persons in the capacities and on the dates indicated:


Signature                                Title                        Date
---------                                -----                        ----

        /s/ Fred H. Eller
-----------------------------------      President                    October 22, 1996
Fred H. Eller                            Chief Executive
                                         Officer, Director

        /s/ Joseph D. Garea
-----------------------------------      Chief Financial              October 22, 1996
Joseph D. Garea                          Officer, Director

-----------------------------------      Chairman of the
Ronald E. Henges                         Board, Director

        /s/ Kevin C. Eichner
-----------------------------------      Vice Chairman of the         October 22, 1996
Kevin C. Eichner                         Board, Director

-----------------------------------      Director
Paul R. Cahn

-----------------------------------      Director
Birch M. Mullins

         /s/ Robert F. Saur
-----------------------------------      Director                     October 22, 1996
Robert F. Saur

        /s/ Henry D. Warshaw
-----------------------------------      Director                     October 22, 1996
Henry D. Warshaw


-----------------------------------      Director
James L. Wilhite